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                                                                 EXHIBIT 23

                        INDEPENDENT AUDITORS' CONSENT

     We consent to the reference to us under the heading "Experts" in the Prospectus dated February 5, 1999 which is part of Thomas & Betts
Corporation's Registration Statement No. 33-61465 on Form S-3.

                                          DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 3, 1999